UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 24, 2023

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
       240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Shareholders (the “Annual Meeting”) of Banner Corporation (the “Company”) was held on May 24, 2023.

(b)
There were a total of 34,238,553 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 29,023,152 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for a one year term:

	For		Against		Abstain
	Number of votes	Percentage of voted shares	Number of votes	Percentage of voted shares	Number of votes	Percentage of voted shares
Margot J. Copeland	27,155,520	98.89	287,136	1.05	15,937	0.06
Mark J. Grescovich	27,205,013	99.08	240,976	0.88	12,066	0.04
David A. Klaue	25,965,987	94.56	1,478,882	5.39	13,184	0.05
Paul J. Walsh	27,290,873	99.39	154,317	0.56	12,864	0.05

The number of Broker Non-Votes for each of the above individuals was 1,565,097.

Based on the votes set forth above, Directors Copeland, Grescovich, Klaue and Walsh were duly elected to serve as directors of the Company for a one year term expiring at the annual meeting of shareholders in 2024, and until their respective successors have been duly elected and qualified.

The terms of Directors Ellen R.M. Boyer, Connie R. Collingsworth, Roberto R. Herencia, John R. Layman, John Pedersen, Kevin F. Riordan and Terry Schwakopf continued.

Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
26,324,674	1,093,986	39,395	1,565,097

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  Ratification of the Audit Committee’s appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
28,638,546	362,531	22,075	1,565,097

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2023 was duly ratified by the shareholders.

Proposal 4.  Adoption of 2023 Omnibus Incentive Plan.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
26,242,020	1,162,312	53,722	1,565,097

Based on the votes set forth above, the 2023 Omnibus Incentive Plan was adopted by shareholders.

(c) None.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release of Banner Corporation dated May 26, 2023
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: May 25, 2023	By: /s/ Peter J. Conner
Peter J. Conner Executive Vice President and Chief Financial Officer